CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of China Organic Fertilizer, Inc. (the “Company”) on Form 10-K for the period ending March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

 (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Chen Yu
Chen Yu
Chief Executive Officer and Chief Financial Officer
July 14, 2010

A signed original of this written statement required by Section 906 has been provided to China Organic Fertilizer, Inc. and will be retained by China Organic Fertilizer, Inc. and furnished to the Securities and Exchange Commission or its staff upon request